Short-Term and Long-Term Investments	12 Months Ended
Dec. 31, 2016
Investments, Debt and Equity Securities [Abstract]
Short-Term and Long-Term Investments
Short-Term and Long-Term Investments
As of December 31, 2016, our short-term and long-term investments primarily consist of available-for-sale securities as follows (in millions):

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Cetip equity securities	$324	$108	$—	$432
Mutual funds	23	—	—	23
Total available-for-sale securities	$347	$108	$—	$455
As of December 31, 2015, our short-term and long-term investments primarily consist of available-for-sale securities as follows (in millions):

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Cetip equity securities	$324	$—	$(25)	$299
Mutual funds	29	—	—	29
Total available-for-sale securities	$353	$—	$(25)	$328

We own 31.6 million shares, or 12%, of the common stock of Cetip. We account for our investment in Cetip as an available-for-sale investment and we classify it as a long-term investment in the accompanying consolidated balance sheets. The balance as of December 31, 2016 includes an unrealized gain of $108 million. Changes in the fair value of available-for-sale securities are reflected in accumulated other comprehensive income, and include the effects of both stock price and foreign currency translation fluctuations. The unrealized holding gains and losses are excluded from earnings and reported in other comprehensive income until realized. Realized gains and losses, and declines in value deemed to be other-than-temporary, are recognized in earnings. We recognized $19 million, $16 million, and $23 million in dividend income for the years ended December 31, 2016, 2015 and 2014, respectively, primarily related to our investment in Cetip, S.A., or Cetip, as other income.
In April 2016, Cetip and BM&FBOVESPA in Brazil entered into a merger agreement. Consummation of the merger remains subject to approval by the regulatory bodies of the Central Bank of Brazil, the Securities and Exchange Commission of Brazil and Brazil’s Council for Economic Defense. The proposed merger values Cetip at R$47.61 per share based upon the December 31, 2016 BM&FBOVESPA closing stock price. Under the terms of the merger agreement, Cetip shareholders will receive a combination of cash (75%) and BM&FBOVESPA stock (25%). Given that a portion of the purchase price consists of BM&FBOVESPA stock, the merger agreement includes an adjustment mechanism that provides for a stock valuation based on the BM&FBOVESPA average trading price during the 30 trading days preceding the last required regulatory approval, with a minimum stock valuation of R$42.00 per share and a maximum stock valuation of R$48.51 per share.
Equity and fixed income mutual funds are held for the purpose of providing future payments for the supplemental executive savings plan and the supplemental executive retirement plan (Note 14) are classified as available-for-sale securities.